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                                 THE NORTH FACE, INC.

                             EMPLOYEE STOCK PURCHASE PLAN







                                                                   June 10, 1996

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                                  TABLE OF CONTENTS

                                                                            PAGE

SECTION 1   Purpose............................................................1

SECTION 2   Definitions........................................................1

SECTION 3   Eligibility........................................................4

SECTION 4   Participation and Payroll Deductions...............................5

SECTION 5   Offerings..........................................................7

SECTION 6   Distributions of Common Stock Account..............................9

SECTION 7   Dividends on Shares...............................................10

SECTION 8   Rights as a Stockholder...........................................10

SECTION 9   Options Not Transferable..........................................11

SECTION 10  Common Stock......................................................11

SECTION 11  Adjustment Upon Changes In Capitalization.........................12

SECTION 12  Administration....................................................13

SECTION 13  Amendment and Termination.........................................15

SECTION 14  Effective Date....................................................15

SECTION 15  Governmental and Other Regulations................................16

SECTION 16  No Employment Rights..............................................16

SECTION 17  Withholding.......................................................16

SECTION 18  Offsets...........................................................17

SECTION 19  Notices, Etc......................................................17

SECTION 20  Captions, Etc.....................................................18

SECTION 21  Effect of Plan....................................................18

SECTION 22  Governing Law.....................................................18

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                                      SECTION 1

                                       PURPOSE

         The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in the ownership of Common Stock by current and future Eligible Employees. The Plan is intended to comply with the provisions of Code section 423 and shall be administered, interpreted and construed in accordance with such provisions.

                                      SECTION 2

                                     DEFINITIONS

         When used herein, the following terms shall have the following meanings:

         2.1  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.2 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

         2.3 "COMMITTEE" means the committee appointed by the Board of Directors to administer the Plan pursuant to Section 12.

         2.4 "COMMON STOCK" means common stock, par value $0.0025 per share, of the Company.

         2.5 "COMMON STOCK ACCOUNT" means the account established with, and maintained by, the Custodian for the purpose of holding Common Stock purchased pursuant to this Plan.

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         2.6  "COMPANY" means The North Face, Inc., a Delaware corporation, and its successors and assigns.

         2.7 "CUSTODIAN" means the agent selected by the Company to hold Common Stock purchased under the Plan.

         2.8 "EFFECTIVE DATE" means the date on which shares of Common Stock are initially offered to the public in an offering registered under the Securities Act of 1933, as amended.

         2.9 "ELIGIBLE COMPENSATION" means the sum of: (i) the total compensation paid to an Eligible Employee by the Company and its Subsidiaries that is subject to tax under Code section 3402, or any successor provision thereto (or which would be subject to tax thereunder if the employee were fully subject to Federal income tax with respect to such compensation), plus (ii) amounts deferred under a plan of the Company or a Subsidiary intended to qualify under Code section 401(k) (a "401(k) Plan") by such Eligible Employee, plus
(iii) amounts deferred under a plan of the Company or a Subsidiary intended to qualify under Code section 125.

         2.10 "ELIGIBLE EMPLOYEE" means each employee of the Company or any Subsidiary who has been employed by the Company or any Subsidiary for at least 90 days excluding any such employee whose customary employment is 20 hours or less per week or whose customary employment is not more than five months in any calendar year.

         2.11 "ENTRY DATE" means the Effective Date and the first day of each calendar year quarter commencing thereafter.

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         2.12 "FAIR MARKET VALUE" means:

              (a) With respect to options granted on the Effective Date, the price of the initial public offering of a share of Common Stock.

              (b)  With respect to options granted after the Effective Date:

                        (i) if the Common Stock is listed for trading on the New York Stock Exchange, the mean between the high and low sales prices of the Common Stock as reported on the New York Stock Exchange Composite Tape on the date in question; or

                        (ii) if the Common Stock is not listed for trading on the New York Stock Exchange but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers, Inc.'s Nasdaq National Market ("Nasdaq National Market"), the mean between the high and low sales prices of the Common Stock on the date in question on such exchange or Nasdaq National Market, as the case may be; or

                        (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on Nasdaq National Market, the average of the closing bid and asked prices on the date in question as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), such other amount as may be determined by the Committee in its discretion.

         2.13 "PARTICIPANT" means an Eligible Employee who has met the requirements of Section 3 and has elected to participate in the Plan pursuant to
Section 4.1.

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         2.14 "PAYROLL DEDUCTION ACCOUNT" means the bookkeeping entry established by the Company for each Participant pursuant to Section 4.3.

         2.15 "PLAN" means the The North Face, Inc. Employee Stock Purchase Plan as set forth herein and as amended from time to time.

         2.16 "PLAN YEAR" means the 1996 calendar year and each calendar year thereafter.

         2.17 "PURCHASE PERIOD" means (i) the period commencing on the Effective Date and ending on September 30, 1996 and (ii) each calendar quarter thereafter.

         2.18 "SUBSIDIARY" means any corporation designated by the Board of Directors, in its sole discretion, of which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock and which constitutes a "subsidiary" of the Company within the meaning of Code section 424(f).

                                      SECTION 3

                                     ELIGIBILITY

         3.1 GENERAL RULE. Subject to Section 3.3, an Eligible Employee shall be eligible to become a Participant in the Plan beginning on the Entry Date coincident with or next following the date he becomes an Eligible Employee.

         3.2 LEAVE OF ABSENCE. Unless the Committee otherwise determines, a Participant on a paid leave of absence shall continue to be a Participant in the Plan so long as such Participant is on such paid leave of absence. Unless otherwise

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determined by the Committee, a Participant on an unpaid leave of absence shall not be entitled to participate in any offering commencing after such unpaid leave has begun but shall not be deemed to have terminated employment for purposes of the Plan. A Participant who, upon failing to return to work following a leave of absence, is deemed not to be an employee, shall not be entitled to participate in any offering commencing after such termination of employment and such Participant's Payroll Deduction Account shall be paid out in accordance with Section 6.1.

         3.3 COMMON STOCK ACCOUNT. As a condition to participation in this Plan, each Eligible Employee shall be required to hold shares purchased hereunder in a Common Stock Account and such employee's decision to participate in the Plan shall constitute the appointment of the Custodian as custodial agent for the purpose of holding such shares. Such Common Stock Account will be governed by, and subject to, the terms and conditions of a written agreement with the Custodian.

                                      SECTION 4

                         PARTICIPATION AND PAYROLL DEDUCTIONS

         4.1 ENROLLMENT. Each Eligible Employee may elect to participate in the Plan for a Plan Year by completing an enrollment form prescribed by the Committee and returning it to the Company on or before the date specified by the Committee.

         4.2 AMOUNT OF DEDUCTION. The enrollment form shall specify a percentage (in whole numbers, up to a maximum of 10%) of Eligible Compensation which shall be withheld from the Participant's regular paychecks, including bonus

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paychecks, if any, for the Plan Year.  No amount shall be withheld in excess of the amount described in Section 5.4.

         4.3 PAYROLL DEDUCTION ACCOUNTS. Each Participant's payroll deduction shall be credited, as soon as practicable following the relevant pay date, to a Payroll Deduction Account, pending the purchase of Common Stock in accordance with the provisions of the Plan. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. No interest shall accrue or be paid on amounts credited to a Payroll Deduction Account.

         4.4 SUBSEQUENT PLAN YEARS. Unless otherwise specified prior to the beginning of any Plan Year on an enrollment form prescribed by the Committee, a Participant shall be deemed to have elected to participate in each subsequent Plan Year for which he is eligible to the same extent and in the same manner as at the end of the prior Plan Year.

         4.5  CHANGES IN PARTICIPATION.

              (a) At any time during a Plan Year, a Participant may cease participation in the Plan by completing and filing the form prescribed by the Committee with the Company. Such cessation will become effective as soon as practicable following receipt of such form by the Company, whereupon no further payroll deductions will be made and the Company shall pay to such Participant an amount equal to the balance in the Participant's Payroll Deduction Account as soon as practicable thereafter. To the extent then eligible, any Participant who ceased to participate may elect to participate again on any subsequent Entry Date in any calendar quarter after the quarter in which such Participant ceased to participate.

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              (b)  At any time during the Plan Year (but not more than once in any calendar quarter) a Participant may increase or decrease the percentage of Eligible Compensation subject to payroll deduction within the limits provided in
Section 4.2 by filing the form prescribed by the Committee with the Company. Such increase or decrease shall become effective with the first pay period following receipt of such form to which it may be practicably applied.

              (c) Any Participant who receives a distribution under a 401(k) Plan on account of Hardship, as determined under such plan, shall be suspended from participation in the Plan for the same period as such Participant's participation in the 401(k) Plan shall be suspended.

                                      SECTION 5

                                      OFFERINGS

         5.1 MAXIMUM NUMBER OF SHARES. The Plan will be implemented by making offerings of Common Stock during each Purchase Period until the maximum number of shares of Common Stock available under the Plan have been issued pursuant to the exercise of options.

         5.2  GRANT AND EXERCISE OF OPTIONS.

              (a) Subject to Section 5.3, on the first day of each Purchase Period, each Participant shall be deemed, subject to Section 5.4, to have been granted an option to purchase on the last day of such Purchase Period, without any further action, the number of whole shares of Common Stock determined by dividing the amount credited to the Participant's Payroll Deduction Account on the last day of

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such Purchase Period by the applicable purchase price (as determined in paragraph (b) below) for such purchase, but in no event more than 250 shares per Purchase Period. All such shares shall be credited to the Participant's Common Stock Account. The balance of any amount credited to the Participant's Payroll Deduction Account that is not sufficient to purchase a whole share of Common Stock shall remain in the Payroll Deduction Account and shall be applied to the next offering under this Plan.

              (b) The purchase price for each share of Common Stock shall be equal to the lesser of (i) eighty-five percent (85%) of the Fair Market Value of each share on the first day of the Purchase Period and (ii) eighty-five percent (85%) of the Fair Market Value of such share on the last day of the applicable Purchase Period.

         5.3 OVERSUBSCRIPTION OF SHARES. If the total number of shares for which options are exercised on the last day of any calendar year quarter ending on or prior to the last day of any Purchase Period exceeds the maximum number of shares so available, the Company shall make an allocation of the shares available for delivery and distribution among the Participants in as nearly a uniform manner as shall be practicable, and the balance of all amounts credited to the Payroll Deduction Accounts shall be applied to the next offering.

         5.4  LIMITATIONS ON GRANT AND EXERCISE OF OPTIONS.

              (a) No option granted under this Plan shall permit a participant to purchase stock under all employee stock purchase plans (as defined by Code section 423(b)) of the Company and its Subsidiaries at a rate which, in the aggregate, exceeds $25,000 of the Fair Market Value (payroll deductions not in

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excess of $21,250) of such stock (determined at the time the option is granted)
for each calendar year in which the option is outstanding at any time. No employee may be granted an option under the terms of the Plan if, immediately after the option would be granted, he would own stock possessing five percent or more of the total combined voting power of value of all classes of capital stock of the Company or any Subsidiary thereof.

                                      SECTION 6

                        DISTRIBUTIONS OF COMMON STOCK ACCOUNT

         6.1 TERMINATION OF EMPLOYMENT. If a Participant's employment with the Company and its Subsidiaries terminates for any reason during a Plan Year, all shares credited to the Participant's Common Stock Account shall be distributed, and any amount credited to the Participant's Payroll Deduction Account shall be refunded, to the Participant or, in the event of the Participant's death, to the Participant's estate, as soon as practicable.

         6.2 DURING EMPLOYMENT. Prior to the Participant's termination of employment with the Company and its Subsidiaries, a Participant may withdraw some or all of the whole shares credited to the Participant's Common Stock Account, subject to the provisions of Section 10.3.

                                      SECTION 7

                                 DIVIDENDS ON SHARES

         All cash dividends paid with respect to shares of Common Stock held in a Participant's Common Stock Account shall be invested automatically in whole

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shares of Common Stock purchased at one-hundred percent (100%) of Fair Market
Value on the first day of the calendar year quarter following the dividend payment date. Notwithstanding the foregoing, the amount of any cash dividend that is not sufficient to purchase a whole share of Common Stock shall be credited to the Participant's Payroll Deduction Account as soon as practicable after the payment date of each dividend. All non-cash distributions paid on Common Stock held in a Participant's Common Stock Account shall be paid to the Participant as soon as practicable.

                                      SECTION 8

                               RIGHTS AS A STOCKHOLDER

         When a Participant purchases Common Stock pursuant to the Plan or when Common Stock is credited to a participant's Common Stock Account, the Participant shall have all of the rights and privileges of a stockholder of the Company with respect to the shares so purchased or credited, whether or not certificates representing full shares shall have been issued.

                                      SECTION 9

                               OPTIONS NOT TRANSFERABLE

         Options granted under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during the Participant's lifetime only by the Participant or the Participant's court-appointed legal guardian.

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                                      SECTION 10

                                     COMMON STOCK

         10.1 RESERVED SHARES. There shall be reserved for issuance and purchase under the Plan an aggregate of 150,000 shares of Common Stock, subject to adjustment as provided in Section 11. Shares subject to the Plan may be shares now or hereafter authorized but unissued, treasury shares, or both.

         10.2 RESTRICTIONS ON EXERCISE. In its sole discretion, the Board of Directors may require as conditions to the exercise of any option that shares of Common Stock reserved for issuance upon the exercise of an option shall have been duly listed on any recognized national securities exchange, and that either a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the Participant's intention to purchase the shares for investment only and not for resale or distribution.

         10.3 RESTRICTION ON SALE. Shares of Common Stock purchased hereunder shall not be transferable by a Participant for a period of six months immediately following the date on which the shares were deemed purchased.

         10.4 ADDITIONAL RESTRICTIONS OF RULE 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Securities Exchange Act of 1934 shall comply with the applicable provisions of rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such

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additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Securities Exchange Act of 1934 with respect to Plan transactions.

                                      SECTION 11

                      ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         In the event of a subdivision or consolidation of the outstanding shares of Common Stock, or the payment of a stock dividend thereon, the number of shares reserved or authorized to be reserved under this Plan shall be increased or decreased, as the case may be, proportionately, and such other adjustments shall be made as may be deemed necessary or equitable by the Board of Directors. In the event of any other change affecting the Common Stock, such adjustments shall be made as may be deemed equitable by the Board of Directors, in its sole discretion, to give proper effect to such event, subject to the limitations of Code section 424.

                                      SECTION 12

                                    ADMINISTRATION

         12.1 APPOINTMENT. The Plan shall be administered by the Committee. The Committee shall consist of two or more members who shall serve at the pleasure of the Board of Directors. The Board of Directors may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee.

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         12.2 AUTHORITY.  Subject to the express provisions of the Plan, the
Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. If and to the extent required by Rule 16b-3 or any successor exemption under which the Committee believes it is appropriate for the Plan to qualify, the Committee may restrict a Participant's ability to participate in the Plan or sell any Stock received under the Plan for such period as the Committee deems appropriate or may impose such other conditions in connection with participation or distributions under the Plan as the Committee deems appropriate.

         12.3 COMMITTEE PROCEDURES. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may request advice or assistance or employ such other persons as are necessary for the proper administration of the Plan.

         12.4 DUTIES OF COMMITTEE. The Committee shall establish and maintain records of the Plan and of each Payroll Deduction Account and Common Stock Account established for any Participant hereunder.

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         12.5 PLAN EXPENSES.  The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

         12.6 INDEMNIFICATION. To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management or control of the assets of the Plan may be delegated or allocated, against any cost or expense (including fees, disbursements and other charges of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, willful misconduct or bad faith. The foregoing shall not be deemed to limit the Company's obligation to indemnify any member of the Committee under the Company's Certificate of Incorporation or By-laws, or any other agreement between the Company and such member.

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                                      SECTION 13

                              AMENDMENT AND TERMINATION

         13.1 AMENDMENT. Subject to the provisions of Code section 423, the Board of Directors may amend the Plan in any respect; PROVIDED, HOWEVER, that the Plan may not be amended in any manner that will retroactively impair or otherwise adversely affect the rights of any person to benefits under the Plan which have accrued prior to the date of such action.

         13.2 TERMINATION. Subject to the foregoing terms of the Plan, the Plan will terminate on the date in which the Participants become entitled to purchase a number of shares greater than the number of reserved shares available for purchase. In addition, the Plan may be terminated at any time in the sole discretion of the Board of Directors.

                                      SECTION 14

                                    EFFECTIVE DATE

         The Plan shall become effective on the Effective Date, subject to approval by the holders of the majority of shares of Common Stock present and represented at an annual or special meeting of the stockholders held within 12 months of the date the Plan is adopted.

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                                      SECTION 15

                          GOVERNMENTAL AND OTHER REGULATIONS

         The Plan and the grant and exercise of options to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares, shall be subject to all applicable Federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

                                      SECTION 16

                                 NO EMPLOYMENT RIGHTS

         The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time.

                                      SECTION 17

                                     WITHHOLDING

         As a condition to receiving shares hereunder, the Company may require the Participant to make a cash payment to the Company of, or the Company may withhold from any shares distributable under the Plan, an amount necessary to satisfy all Federal, state, city or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

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                                      SECTION 18

                                       OFFSETS

         To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such Participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the Company or any Subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Committee, in its sole discretion, shall determine.

                                      SECTION 19

                                    NOTICES, ETC.

         All elections, designations, requests, notices, instructions and other communications from a Participant to the Committee or the Company required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

                                      SECTION 20

                                    CAPTIONS, ETC.

         The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or

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intent of any provision of the Plan.  References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

                                      SECTION 21

                                    EFFECT OF PLAN

         The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

                                      SECTION 22

                                    GOVERNING LAW

         The laws of the State of New York shall govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.